                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Pegasus Capital, LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/11/2015

Name:                                   Pegasus Investors V (GP), L.L.C.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/11/2015

Name:                                   Pegasus Investors V, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/11/2015

Name:                                   Pegasus Partners V, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/11/2015

Name:                                   LSGC Holdings III LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/11/2015